SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [ ] Confidential, for Use of the
                                             Commission Only

[ ]  Definitive Proxy Statement              (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     LEXINGTON CORPORATE PROPERTIES TRUST
--------------------------------------------------------------------------------
       (Name of Registrant as Specified In Its Organizational Documents)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction  applies:
        2) Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        4) Proposed maximum aggregate value of transaction:
        5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
        2) Form,  Schedule or  Registration  Statement No.:
        3) Filing Party:
        4) Date Filed:

                      LEXINGTON CORPORATE PROPERTIES TRUST
                           One Penn Plaza, Suite 4015
                          New York, New York 10119-4015
                                 (212) 692-7200
                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 24, 2005

To the Shareholders of
Lexington Corporate Properties Trust:

         The 2005 Annual Meeting of Shareholders of Lexington Corporate Properties Trust (the "Company") will be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 on Tuesday, May 24, 2005, at 10:00 a.m., Eastern Standard time, for the following purposes:

         (1) to elect nine trustees to serve until the 2006 Annual Meeting of Shareholders;

         (2) to consider and vote upon a proposal to approve and adopt the Articles of Amendment pursuant to which the Company's Declaration of Trust will be amended to increase the number of authorized common shares and excess shares which the Company has authority to issue from 80,000,000 common shares and 40,000,000 excess shares to 160,000,000 common shares and 170,000,000 excess shares; and

         (3) to transact such other business as may properly come before the 2005 Annual Meeting.


         Only holders (the "Shareholders") of record at the close of business on March 25, 2005 are entitled to notice of and to vote at the 2005 Annual Meeting of Shareholders or any adjournments thereof. A list of Shareholders will be available for inspection during normal business hours at the offices of the Company located at One Penn Plaza, Suite 4015, New York, New York 10119-4015, during the ten days preceding the 2005 Annual Meeting of Shareholders.

                                      By Order of the Board of Trustees,


                                      /s/ Paul R. Wood
                                      PAUL R. WOOD
                                      Vice President, Chief Accounting Officer
                                      and Secretary

New York, New York
April 28, 2005

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         PLEASE  COMPLETE,  SIGN AND DATE  THE  ENCLOSED  PROXY  AND  RETURN  IT
PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE 2005 ANNUAL MEETING. The Proxy may be revoked by you at any time by written notice to the Company prior to its exercise. Giving your proxy will not affect your right to vote in person if you attend the meeting and affirmatively indicate your intention to vote at such meeting.
--------------------------------------------------------------------------------

                      LEXINGTON CORPORATE PROPERTIES TRUST
                           One Penn Plaza, Suite 4015
                          New York, New York 10119-4015
                                 (212) 692-7200

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 24, 2005

         This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Lexington Corporate Properties Trust (the "Company") for use at the 2005 Annual Meeting of Shareholders, and at any adjournments thereof (the "Annual Meeting"), to be held on Tuesday, May 24, 2005, at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 at 10:00 a.m. Eastern Standard time. This Proxy Statement and the related proxy card are first being sent to the holders (the "Shareholders") of common shares of beneficial interest, par value $0.0001 per share (the "Common Shares") of the Company on or about April 28, 2005.

         Valid proxies will be voted as specified thereon at the Annual Meeting. Any person giving a Proxy may revoke it by written notice to the Company at any time prior to its exercise. Attendance at the Annual Meeting will not constitute a revocation of a proxy unless the Shareholder affirmatively indicates at the Annual Meeting that such Shareholder intends to vote such Shareholder's shares in person.

                                  ANNUAL REPORT

         The Annual Report to Shareholders and Form 10-K of the Company for the year ended December 31, 2004, including financial statements audited by KPMG
LLP, the Company's independent registered public accounting firm, and their reports thereon dated March 15, 2005, are being mailed together with this Proxy Statement to each Shareholder. Except as specifically incorporated herein by reference, the Annual Report is not part of the proxy solicitation material.

                                VOTING SECURITIES

         The Shareholders of record of Common Shares of the Company at the close of business on March 25, 2005 (the "Record Date") are entitled to vote at the Annual Meeting. On the Record Date, there were outstanding 49,129,396 Common Shares, each entitled to one vote per share on all matters submitted to a vote of Shareholders.

         Unless contrary instructions are indicated on the Proxy, all Common Shares represented by valid proxies received pursuant to this solicitation, unless previously revoked, will be voted at the Annual Meeting FOR each of the proposals contained herein.

         Assuming a quorum is present at the Annual Meeting, (i) the affirmative vote of the holders of a plurality of the Common Shares cast at the Annual Meeting will be sufficient to elect each candidate for election as a trustee, and (ii) the affirmative vote of the holders of a majority of Common Shares entitled to vote will be sufficient to adopt the Articles of Amendment to the Company's Declaration of Trust to increase the number of authorized common shares and excess shares. Therefore, abstentions as to the election of trustees will not affect the election of the candidates receiving a plurality of the votes cast. Abstentions as to the proposal to adopt the Articles of Amendment to the Company's Declaration of Trust and any other proposal will have the same effect as votes against such proposal. If a Shareholder is a participant in the Company's Dividend Reinvestment Plan, the proxy card enclosed herewith represents shares in the participant's account, as well as shares held of record in the participant's name as part of such plan.

         The Company knows of no business, other than that set forth above, to be presented at the Annual Meeting which would be a proper subject for action by the Shareholders. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, it is intended that any share represented by a proxy in the accompanying form will be voted with respect thereto in accordance with the judgment of the person or persons voting such shares.


      SHARE OWNERSHIP OF PRINCIPAL SECURITY HOLDERS, TRUSTEES AND EXECUTIVE
                                    OFFICERS

         The following table indicates, as of March 31, 2005, (a) the number of Common Shares beneficially owned by each person known by the Company to own in excess of five percent of the outstanding Common Shares, and (b) the percentage such shares represent of the total outstanding Common Shares. All shares were owned directly on such date with sole voting and investment power unless otherwise indicated.


                                                 Beneficial Ownership of
        Name of Beneficial Owner                         Shares (1)                        Percentage of
        ------------------------                -----------------------------           ----------------
                                                                                              Class
                                                                                              -----
Franklin Resources, Inc.                                3,571,480 (2)                         6.88%

Barclays Global Investors, NA, et. al.                  2,663,392 (3)                         5.42%

-----------------
 (1) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each beneficial owner named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other beneficial owner.
(2) Based on information contained in a Schedule 13G filed with the SEC on February 14, 2005. According to such Schedule 13G, Franklin Resources, Inc.; Charles B. Johnson; Rupert H. Johnson, Jr.; and Franklin Advisers, Inc. (all located at One Franklin Parkway, San Mateo, CA 94403) are deemed to be the beneficial owners of an aggregate 3,571,480 Common Shares as a result of shares owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of Franklin Resources, Inc. Includes 2,796,450 Common Shares that would result upon the conversion of 1,500,000 Series C Cumulative Convertible Preferred Shares.
(3) Based on information contained in a Schedule 13G filed with the SEC on February 14, 2005. According to such Schedule 13G, (i) Barclays Global Investors, NA (45 Fremont Street, San Francisco, CA 94105), (ii) Barclays Global Fund Advisors (45 Fremont Street, San Francisco, CA 94105), (iii) Barclays Global Investors, Ltd (Murray House, 1 Royal Mint Court, London, EC3N 4HH), (iv) Barclays Global Investors Japan Trust and Banking Company Limited (Ebisu Prime Square Tower 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo 150-0012 Japan), (v) Barclays Life Assurance Company Limited (Unicorn House 5th Floor, 252 Romford Road, Forest Gate, London 37 9JB England), (vi) Barclays Bank Plc (54 Lombard Street, London, England EC3P
       3AH), (vii) Barclays Capital Securities Limited (5 The North Colonmade, Canary Wharf, London, England E14 4BB), (viii) Barclays Capital Inc. (200 Park Avenue, New York, New York 10166), (ix) Barclays Private Bank & Trust (Isle of Man) Limited (4th Floor, Queen Victoria House, Isle of Man, IM99 IDF), (x) Barclays Private Bank and Trust (Jersey) Limited (39/41 Broad Street, St. Helier, Jersey, Channel Islands JE4 8PU); (xi) Barclays Bank Trust Company Limited (54 Lombard Street, London, England EC3P 3AH); (xii) Barclays Bank (Suisse) SA (10 rue d'Italie, CH-1204 Geneva, Switzerland); (xiii) Barclays Private Bank Limited (59/60 Grosvenor Street, London, WIX 9DA England); (xiv) Bronco (Barclays Cayman) Limited (Walker House Mary Street PO Box 908 GT, George Town, Grand Cayman (Cayman Islands) are deemed to be the beneficial owners of an aggregate of 2,663,392 Common Shares as a result of their holding
       Common Shares in trust accounts for the economic benefit of the beneficiaries of those accounts.

         The following table indicates, as of March 31, 2005, (a) the number of Common Shares beneficially owned by each trustee and each named executive officer named in the Summary Compensation Table under "COMPENSATION OF EXECUTIVE OFFICERS" below, and by all trustees and named executive officers as a group, and (b) the percentage such shares represent of the total outstanding Common Shares. All shares were owned directly on such date with sole voting and investment power unless otherwise indicated.



                                                  Beneficial Ownership of
        Name of Beneficial Owner                         Shares (1)                        Percentage of
        ------------------------                -----------------------------           ----------------
                                                                                              Class
                                                                                              -----
E. Robert Roskind                                       2,170,233 (2)                         4.29%
Richard J. Rouse                                          482,284 (3)                           *
T. Wilson Eglin                                           408,011 (4)                           *
Patrick Carroll                                           248,962                               *
William N. Cinnamond                                       38,607(5)                            *
Geoffrey Dohrmann                                          20,566                               *
Carl D. Glickman                                          169,454 (6)                           *
James Grosfeld                                              4,097                               *
Kevin W. Lynch                                              7,268                               *
Stanley R. Perla                                            6,557
Seth M. Zachary                                            46,619                               *
All trustees and named executive
officers as a group                                     3,602,658                             7.12%
(11 persons)


-----------------
*                 Represents beneficial ownership of less than 1.00%
(1) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each beneficial owner named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other beneficial owner.
(2) Includes (i) 1,435,539 limited partnership units held by Mr. Roskind and entities controlled by Mr. Roskind in Lepercq Corporate Income Fund L.P. and Lepercq Corporate Income Fund II L.P. each of which is a subsidiary of the Company, which are currently exchangeable, on a one-for-one basis, for Common Shares, (ii) 167,840 Common Shares held in trust in which Mr. Roskind is beneficiary, (iii) 53,547 Common Shares owned of record by Mr. Roskind's wife, which Mr. Roskind disclaims beneficial ownership of, and
       (iv) 127,692 Common Shares held by entities controlled by Mr. Roskind.
(3) Includes (i) 86,494 limited partnership units held by Mr. Rouse in Lepercq Corporate Income Fund L.P. and Lepercq Corporate Income Fund II L.P., which are currently exchangeable, on a one-for-one basis, for Common Shares, and (ii) 123,223 Common Shares held in trust in which Mr. Rouse is beneficiary.
(4) Includes 128,987 Common Shares held in trust in which Mr. Eglin is beneficiary.
(5)    Includes 100 Common Shares owned of record by Mr. Cinnamond's wife.
(6) Includes options to purchase 20,000 Common Shares at exercise prices ranging from $11.81 - $15.50 per share.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's trustees and executive officers to file initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities with the Securities and Exchange Commission and the New York Stock Exchange. Trustees and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished to the Company and written representations from the Company's trustees and executive officers, the Company believes that during 2004 fiscal year the Company's trustees and executive officers complied with all Section 16(a) filing requirements applicable to them, except that Mr. Roskind and Mr. Rouse, who were both inadvertently late in reporting the acquisition of derivative securities, due to an administrative error. Upon discovery, these transactions were promptly reported.

                                 PROPOSAL NO. 1

                              ELECTION OF TRUSTEES

Board of Trustees

    The Board of Trustees of the Company currently consists of nine trustees and the entire Board is nominated to be elected at the Annual Meeting with respect to which this Proxy Statement is being distributed. Election of trustees requires the affirmative vote of a plurality of the votes cast by the Shareholders of the outstanding Common Shares. The nine nominees for trustee are
E. Robert Roskind, Richard J. Rouse, T. Wilson Eglin, Geoffrey Dohrmann, Carl D. Glickman, James Grosfeld, Kevin W. Lynch, Stanley R. Perla and Seth M. Zachary. All of the nominees are presently serving as trustees of the Company. Each nominee has consented to being named in the Proxy Statement and to serve if elected. If elected, each nominee is expected to serve until the Company's 2006 Annual Meeting of Shareholders and until his successor is elected. Background information relating to the nominees for election appears below.

    The enclosed Proxy, if properly completed, signed, dated and returned, and unless authority to vote is withheld or a contrary vote is indicated, will be voted FOR the election of these nine nominees. In the event any such nominee becomes unavailable for election, votes will be cast, pursuant to authority granted by the enclosed Proxy, for such substitute nominee as may be designated by the Board of Trustees. All trustees serve for a term of one year and until their respective successors are elected.

The following information relates to the nominees for election as trustees of the Company:

    Name                                  Business Experience
    ----                                  -------------------


E. ROBERT ROSKIND............    Mr.  Roskind has served as the  Chairman of the
Age 60                           Board of Trustees  since  October  1993 and was
                                 Co-Chief  Executive Officer of the Company from
                                 October  1993  to  January  2003.  Mr.  Roskind
                                 founded  The LCP Group,  L.P.  ("LCP"),  a real
                                 estate  advisory firm, in 1973 and has been its
                                 Chairman  since 1976.  LCP has been the general
                                 partner of various  limited  partnerships  with
                                 which the Company has had prior  dealings.  Mr.
                                 Roskind  received  his  B.S.  in 1966  from the
                                 University of Pennsylvania and is a 1969 Harlan
                                 Fiske  Stone   Graduate  of  the  Columbia  Law
                                 School.   Mr.   Roskind  is  on  the  Board  of
                                 Directors of Clarion CMBS Value Fund, Inc.

RICHARD J. ROUSE.............    Mr.  Rouse has  served as the Chief  Investment
Age 59                           Officer of the Company  since  January 2003, as
                                 Vice  Chairman of the Board of  Trustees  since
                                 April  1996  and as a  trustee  of the  Company
                                 since  October   1993.   Mr.  Rouse  served  as
                                 President of the Company from October 1993 to April 1996, and as Co-Chief Executive Officer from October 1993 to January 2003. Mr. Rouse graduated from Michigan State University in 1968 and received his M.B.A. in 1970 from the Wharton School of Finance and Commerce of the University of Pennsylvania.

T. WILSON  EGLIN.............    Mr. Eglin has served as Chief Executive Officer
Age 40                           of  the  Company  since  January  2003,   Chief
                                 Operating  Officer of the Company since October
                                 1993 and as a trustee since May 1994. Mr. Eglin served as Executive Vice President from October
                                 1993 to April 1996, and since April 1996 has served as the President. Mr. Eglin received his B.A. from Connecticut College in 1986.

GEOFFREY DOHRMANN............    Mr.  Dohrmann  has  served as a  trustee  since
Age 54                           August   2000.    Mr.    Dohrmann    co-founded
                                 Institutional   Real   Estate,   Inc.,  a  real
                                 estate-oriented   publishing   and   consulting
                                 company in 1987 and is  currently  its Chairman
                                 and Chief Executive Officer.  Mr. Dohrmann also
                                 belongs to the advisory boards for the National
                                 Real Estate  Index,  The Journal of Real Estate
                                 Portfolio Management and Center for Real Estate
                                 Enterprise  Management.  Mr. Dohrmann is also a
                                 fellow of the Homer  Hoyt  Institute  and holds
                                 the    Counselors    of   Real   Estate   (CRE)
                                 designation.

CARL D. GLICKMAN.............    Mr.  Glickman has served as a trustee since May
Age 78                           1994.  Mr.  Glickman has been  President of The
                                 Glickman    Organization,    a   real    estate
                                 development  and management  firm,  since 1953.
                                 Mr. Glickman is on the Board of Directors of Bear Stearns Companies, Inc.

JAMES GROSFELD...............    Mr.  Grosfeld  has  served as a  trustee  since
Age 67                           November  2003. He also serves as a Director of
                                 Copart, Inc., Ramco-Gershenson Properties Trust
                                 and  BlackRock,  Inc.  He  has  served  on  the
                                 Advisory Board of the Federal National Mortgage
                                 Association   and  as  Director  of  Interstate
                                 Bakeries  Corporation and Addington  Resources.
                                 He was Chairman and Chief Executive  Officer of
                                 Pulte Home Corporation from 1974 to 1990. He received his B.A. from Amherst College in 1959 and L.L.B. from Columbia Law School in 1962.

KEVIN W. LYNCH..............     Mr. Lynch has served as a trustee from May 2003
Age 52                           to the  present  and from May 1996 to May 2000.
                                 Mr. Lynch  co-founded  and has been a Principal
                                 of The Townsend  Group since 1983. The Townsend
                                 Group  is a  real  estate  consulting  firm  to
                                 institutional  investors in the United  States.
                                 Mr.  Lynch is a frequent  industry  speaker and
                                 member of the Pension  Real Estate  Association
                                 and  the   National   Council  of  Real  Estate
                                 Investment  Fiduciaries.  He currently  sits on
                                 the Real  Estate  Advisory  Board  for New York
                                 University   and  is  a   Director   for  First
                                 Industrial Realty Trust.

STANLEY R. PERLA.............    Mr. Perla has served as a trustee  since August
Age 61                           2003.  Mr. Perla, a licensed  Certified  Public
                                 Accountant,  was a  partner  for  Ernst & Young
                                 LLP, a public  accounting  firm from  September
                                 1978 to June 2003. He served as Ernst & Young's
                                 National  Director of Real Estate Accounting as
                                 well as Ernst & Young's National Accounting and
                                 Auditing  Committee.  He is an active member of
                                 the   National   Association   of  Real  Estate
                                 Investment Trusts and the National  Association
                                 of Real Estate  Companies.  Mr. Perla is also a
                                 director   of  American   Mortgage   Acceptance
                                 Company  and  Vice   President  -  Director  of
                                 Internal Audit for Vornado Realty Trust.

SETH M. ZACHARY..............    Mr.  Zachary  has  served  as a  trustee  since
Age 52                           November 1993. Since 1987, Mr. Zachary has been
                                 a partner, and is currently the Chairman, of the law firm Paul, Hastings, Janofsky & Walker
                                 LLP, outside counsel to the Company.

                                   MANAGEMENT


Board of Trustees and Committees of the Board of Trustees

    The Board of Trustees of the Company held fifteen meetings during the fiscal year ended December 31, 2004. Each incumbent trustee attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and all committees on which he served, with the exception of Mr. Grosfeld. The Board of Trustees is comprised of nine trustees, a majority of whom are "independent" as defined by the applicable listing standards of the New York Stock Exchange. The Board of Trustees has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Executive Committee.

    Audit Committee. The principal functions of the Audit Committee include engaging the independent public accounting firm, reviewing with the independent public accounting firm plans and results of the audit engagement, approving professional services provided by the independent public accounting firm, reviewing the independence of the independent public accountants, considering the range of the audit, and reviewing the adequacy of the Company's internal accounting controls. As of December 31, 2004, the Audit Committee was comprised of Messrs. Perla (Chairman), Dohrmann and Lynch, all of whom were determined by the Board of Trustees to be "independent" as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and the applicable listing standards of the New York Stock Exchange. Mr. Perla is an "Audit Committee Financial Expert," as determined by the Board of Trustees in accordance with Item 401(h) of Regulation S-K. The Audit Committee operates under a written charter adopted by the Board of Trustees, a copy of which is available on the Company's Internet address located at http://www.lxp.com, under "Investor Relations/Corporate Governance." Such document is not deemed incorporated by reference into this Proxy Statement. During the fiscal year ended December 31, 2004, the Audit Committee met twelve times, including quarterly telephonic meetings with management and our independent registered public accounting firm, to discuss matters concerning, among other matters, financial accounting matters, the audit of the Company's consolidated financial statements for the year ended December 31, 2004, and the adequacy of the Company's internal controls over financial reporting.

    Compensation Committee. The principal functions of the Compensation Committee are to determine the compensation for the Company's executive officers and to administer and review the Company's incentive compensation plans. The Compensation Committee operates under a written charter adopted by the Board of Trustees, a copy of which is available on the Company's Internet address located at http://www.lxp.com, under "Investor Relations/Corporate Governance." Such document is not deemed incorporated by reference into this Proxy Statement. As of December 31, 2004, the Compensation Committee was comprised of Messrs. Lynch (Chairman), Grosfeld and Perla, all of whom are "independent" as defined by the applicable listing standards of the New York Stock Exchange. During the fiscal year ended December 31, 2004, the Compensation Committee met four times.

    Executive Committee. The principal function of the Executive Committee is to exercise the authority of the Board of Trustees regarding routine matters performed in the ordinary course of business. As of December 31, 2004, the Executive Committee was comprised of Messrs Glickman (Chairman), Eglin and Roskind. During the fiscal year ended December 31, 2004, the Executive Committee met two times.

    Nominating and Corporate Governance Committee. The principal function of the Nominating and Corporate Governance Committee is to identify individuals qualified to become trustees and/or executive officers, monitor corporate governance guidelines, lead the annual review of the Board of Trustees and make recommendations for service on all other committees. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Trustees, a copy of which is available on the Company's Internet address located at http://www.lxp.com, under "Investor Relations/Corporate Governance." Such document is not deemed incorporated by reference into this Proxy Statement. As of December 31, 2004, the Nominating and Corporate Governance Committee was comprised of Messrs. Dohrmann (Chairman), Grosfeld and Glickman, each of whom are "independent" as defined by the applicable listing standards of the New York Stock Exchange. The Nominating and Corporate Governance Committee did not meet during 2004. The Nominating and Corporate Governance Committee does not currently intend to consider trustee nominations by Shareholders.

    The Board of Trustees and the Nominating and Corporate Governance Committee believes that such Committee is qualified and in the best position to identify, review, evaluate and select qualified Board of Trustees candidates based on the criteria described in the next paragraph.

    In recommending candidates for the Board of Trustees, the Nominating and Corporate Governance Committee's assessment includes consideration of issues of judgment, diversity, age, expertise and experience. The Nominating and Corporate Governance Committee also considers other relevant factors as it deems appropriate, including the current composition of the Board of Trustees, the balance of management and independent trustees, and the evaluations of other prospective candidates. After completing this evaluation and review, the Nominating and Corporate Governance Committee makes a recommendation to the full Board of Trustees as to the persons who should be nominated by the Board of Trustees, and the Board of Trustees determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

    The Company expects all trustees to attend each Annual Meeting of Shareholders, but from time to time other commitments prevent all trustees from attending each meeting. All trustees that were trustees at such time attended the most recent annual general meeting of shareholders, which was held on May 26, 2004.

Shareholder Communications

    Shareholders wishing to communicate with the Board of Trustees should address their inquiries to the Company's General Counsel by mail sent to the Company's principal executive office located at One Penn Plaza, Suite 4015, New York, New York, 10119-4015. The mailing envelope should contain a clear notification indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Trustee Communication." All such letters should clearly state whether the intended recipients are all members of the Board of Trustees or certain specified individual trustees. All communications will be reviewed by the Company's Chief Executive Officer who will determine whether the communication will be relayed to the Board of Trustees, to certain committees of the Board of Trustees or to individual members of the Board of Trustees. Except for resumes, sales and marketing communications, or notices regarding seminars or conferences, summaries of all shareholder communications will be provided to the Board of Trustees.

Certain Relationships and Related Transactions

    Each of the Company's trustees and executive officers has entered into an indemnification agreement with the Company. Pursuant to these agreements, the Company agrees to indemnify each trustee and executive officer who is a party to such an agreement against any and all judgments, penalties, fines, settlements and reasonable expenses (including attorneys' fees) actually incurred by the trustee or executive officer of the Company or in a similar capacity for any other entity at the Company's request. These agreements include certain limitations on the Company's obligations in certain circumstances, particularly in situations in which such indemnification is prohibited or limited by applicable law.

    As of December 31, 2003, the Company was obligated for approximately $808,000 resulting from the acquisition of certain properties in 1996. Of the approximately $808,000, Mr. Roskind, our Chairman, and Mr. Rouse, our Vice Chairman, were owed approximately $414,000. During 2004, this obligation was satisfied as part of the acquisition by the Company of 100% of the partnership interests it did not already own of a partnership that owned a single tenant net leased property. The acquisition was effected through the issuance of 97,828 interests in one of the Company's operating partnerships ("OP Units"), of which Messrs. Roskind and Rouse received an aggregate 27,212 OP Units.

    All related transactions were approved by the independent members of the Board of Trustees or the Audit Committee.


Certain Business Relationships

    Seth M. Zachary, who is presently serving as a member of the Board of Trustees and is a nominee to serve as a trustee until the 2005 Annual Meeting of Shareholders, is a partner of Paul, Hastings, Janofsky & Walker LLP, which is the outside counsel to the Company. The Company, including all non-consolidated joint ventures, paid Paul, Hastings, Janofsky & Walker LLP approximately $1,735,000 for services during 2004. The Company intends to continue to retain the services of Paul, Hastings, Janofsky & Walker LLP for general, real estate, corporate and other matters.

                       COMPENSATION OF EXECUTIVE OFFICERS

    Summary of Cash and Certain Other Compensation. The following table sets forth the summary compensation to the Chairman of the Board of Trustees and the four other most highly paid executive officers of the Company for the calendar years 2004, 2003 and 2002.


                           SUMMARY COMPENSATION TABLE



                                                 Annual
                                              Compensation                      Long-Term Compensation
                                          ---------------------             -------------------------------

                                                                                      Awards                  Payouts
                                                                                      ------                  -------
                                                                                                               Long
                                                                Other                                          Term
                                                                Annual    Restricted       Securities       Incentive     All Other
                               Fiscal                           Compen      Share          Underlying          Plan        Compen-
Name and                        Year       Salary      Bonus    -sation     Awards          Options          Payouts        sation
Principal Position             Ended         ($)     ($) (1)     ($)       ($) (2)          (#) (3)             ($)         ($) (4)
                             -----------  --------  ---------- --------   -----------   -----------------   ----------   -----------
E. Robert Roskind (5).....     12/31/04   380,000      27,085     --      1,095,126                 --            --           2,772
  Chairman of the Board of     12/31/03   350,000      23,583     --        752,865                 --            --           2,772
  Trustees                     12/31/02   320,000      23,333     --        174,174             50,000            --             640

Richard J. Rouse (5)......     12/31/04   370,000     150,491     --        754,883                 --            --           3,387
   Vice Chairman and           12/31/03   300,000     231,250     --      1,459,048                 --            --           3,412
  Chief Investment Officer     12/31/02   270,000      21,250     --        138,229             50,000            --             640

T. Wilson Eglin (5).......     12/31/04   380,000     154,254     --        822,440                 --            --           1,974
    Chief Executive Officer,   12/31/03   310,000     238,658     --      1,466,346                 --            --           1,974
  President and Chief          12/31/02   275,000      21,458     --        141,004             50,000            --             640
  Operating Officer

Patrick Carroll (6).......     12/31/04   275,000     114,740     --        659,345                 --            --           1,372
    Chief Financial Officer,   12/31/03   250,000     194,208     --        925,030                 --            --           1,512
    Treasurer and Executive    12/31/02   220,000      19,167     --        113,352             50,000            --             640
    Vice President

William N. Cinnamond (7)..     12/31/04   240,000      11,250     --         90,996                 --            --      487,460(8)
   Senior Vice President       12/31/03   240,000     110,000     --        413,829                 --            --             660
                               12/31/02   220,000      19,167     --         85,002             50,000            --             640

------------------------------------------------------------------------------------------------------------------------------------

------------------

    (1) Bonus amounts include amounts contributed at the election of the Company pursuant to the Company's plan established under Section 401(k) of the Internal Revenue Code of 1986, as amended, and year-end awards at the discretion of the Compensation Committee of the Board of Trustees.

    (2) Restricted share awards of Common Shares generally vest ratably over 5 years; however, certain shares vest after 5 years while others only vest if certain performance criteria are met. Restricted share awards are valued at the fair market value of the Common Shares on the date of grant.

    (3) Options to acquire Common Shares at exercise prices equal to the fair market value of the Common Shares on the grant dates.

    (4) Amount represents the dollar value of life insurance premiums paid by the Company during the applicable fiscal year with respect to the life of the named executive officer.

    (5) Messrs. Roskind and Rouse served as Co-Chief Executive Officers of the Company until January 2003. Mr. Eglin was elected Chief Executive Officer of the Company effective January 2003.

    (6) Mr. Carroll was elected Executive Vice President in January 2003.

    (7) Mr. Cinnamond was elected Senior Vice President of the Company in September 2001. In August 2004, Mr. Cinnamond resigned effective January 2005.

    (8) In February 2005, the Company provided Mr. Cinnamond with a severance payment of $486,800, which was accrued in 2004.


         Share Options. No Common Share options were granted during the fiscal year ended December 31, 2004 to any of the executive officers named in the Summary Compensation Table. Since inception, the Company has not granted any share appreciation or dividend equivalent rights.

         Option Exercises/Value of Unexercised Options. The following table sets forth certain information concerning the exercise of share options during the fiscal year ended December 31, 2004 by the executive officers named in the Summary Compensation Table, and the year-end value of unexercised options held by such persons.

                   SHARE OPTION EXERCISES IN FISCAL YEAR 2004
                        AND FISCAL YEAR-END OPTION VALUES



                                                                                                Value of Unexercised
                                                               Number of Unexercised            in-the-Money Options
                                Shares                      Options at Fiscal Year-End           at Fiscal Year-End
                               Acquired                     --------------------------           ------------------
                                  on           Value
                               Exercise      Realized      Exercisable    Unexercisable     Exercisable     Unexercisable
Name                              (#)           ($)            (#)             (#)              ($)              ($)
----                          ------------  ------------   -------------  ---------------  ---------------  ---------------
E. Robert Roskind........          30,000        236,731            --           12,500                  --           88,500
Richard J. Rouse.........          37,500        307,438            --           12,500                  --           88,500
T. Wilson Eglin..........          37,500        285,314            --           12,500                  --           88,500
Patrick Carroll..........          92,078        687,521         2,675           12,500              18,939           88,500
William N. Cinnamond.....          66,232        391,020            --           12,500                  --           88,500

Compensation of Trustees

         Each non-employee trustee receives an annual fee of $25,000 for service as a trustee. Such trustees currently also receive $1,000 for each meeting of the Board of Trustees or any committee thereof attended by the trustee and reimbursement for expenses incurred in attending such meetings, and $500 for telephonic meetings of the Board of Trustees. In addition, the chairpersons of the Audit Committee and Compensation Committee and the Lead Trustee received an additional $7,500 per annum in 2004, which has been increased to $10,000 for 2005. The chairperson of the Nominating and Corporate Governance Committee will also receive an additional $10,000 in 2005. Pursuant to the 1994 Outside Director Stock Plan, as amended, each non-employee trustee was required to receive not less than 50% of such trustee's fees in Common Shares based on a per share value equal to 95% of the trading value of Common Share as of the date of payment. During 2004, all trustees elected to receive 100% of their trustee fees in Common Shares. Effective January 1, 2003, all non-employee trustees received annually, in addition to the fees described above, 2,000 Common Shares, which was increased to 2,500 Common Shares for 2005.

Employment Agreements

         The Company has entered into an employment agreement with each of Messrs. Roskind, Rouse, Eglin and Carroll, as well as Mr. John B. Vander Zwaag, Executive Vice President, and Mr. Paul R. Wood, Vice President, Chief Accounting Officer and Secretary. Each such agreement sets forth the terms of the named officer's employment by the Company including compensation and benefits. In addition, pursuant to each agreement, upon the occurrence of a "change in control" of the Company (including a change in ownership of more than fifty percent of the total combined voting power of the Company's outstanding securities, the sale of all or substantially all of the Company's assets, dissolution of the Company, the acquisition, except from the Company, of 20% or more of the Common Shares or voting shares of the Company or a change in the majority of the Board of Trustees), the named officers would be entitled to severance benefits equal to: (a) three times (for Messrs. Roskind, Rouse, Eglin, Carroll and Vander Zwaag), and one time (for Mr. Wood) the officers' current annual base salary and recent annual bonus, as defined.

         In addition, the Company will, at its expense, provide continued health care coverage under the Company's medical and dental plans to the officers referenced above and eligible dependents for three years for Messrs. Roskind, Rouse, Eglin, Carroll and Vander Zwaag, and one year for Mr. Wood.

Report of the Audit Committee of the Board of Trustees

         The  Audit   Committee  of  the  Board  is  responsible  for  providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three trustees each of whom is independent as independence is defined in the New York Stock Exchange's listing rules. The Audit Committee operates under a written charter approved by the Board of Trustees, a copy of which is available on the Company's Internet address located at http://www.lxp.com, under "Company Profile/Corporate Governance". Such document is not deemed incorporated by reference into this Proxy Statement. As of December 31, 2004, the Audit Committee was comprised of Messrs. Perla (Chairman), Dohrmann and Lynch.

         Management is responsible for the Company's internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America, attesting to management's assessment of, and the effectiveness of, the Company's internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting
Oversight Board (United States), and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee charter is designed to assist the Audit Committee in complying with applicable provisions of the Securities Exchange Act of 1934, as amended, and the New York Stock Exchange's listing rules, all of which relate to corporate governance and many of which directly or indirectly affect the duties, powers and responsibilities of the Audit Committee. Among these duties, powers and responsibilities of the Audit Committee as provided in the Audit Committee charter, the Audit Committee:

     o has sole power an authority concerning the engagement and fees of independent registered public accounting firms,
     o reviews with the independent registered public accounting firm the scope of the annual audit and the audit procedures to be utilized,
     o pre-approves audit and permitted non-audit services provided by the independent registered public accounting firm,
     o reviews the independence of the independent registered public accounting firm,
     o   reviews the adequacy of the Company's internal accounting controls, and
     o reviews accounting, auditing and financial reporting matters with the Company's independent registered public accounting firm and management.

         In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2004 audited consolidated financial statements. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No.
61. The Audit Committee also received written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm's independence.

         Consistent with Securities and Exchange Commission policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

         During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

      Pursuant to our Audit Committee charter, the Audit Committee may delegate pre-approval authority to one or more of its members, who shall promptly advise the remaining members of the Audit Committee of such approval at the next regularly scheduled meeting.

         Based upon the Audit Committee's discussions with management and the independent registered public accounting firm referred to above, and the Audit Committee's review of the representations of management, the Audit Committee recommended that the Board of Trustees include the December 31, 2004 audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, to be filed with the Securities and Exchange Commission.


                                 Audit Committee of the Board of Trustees

                                 Stanley R. Perla, Chairman
                                 Geoffrey Dohrmann
                                 Kevin W. Lynch



Compensation Committee Interlocks and Insider Participation

         As of December 31, 2004, the Compensation Committee consisted of Messrs. Lynch (Chairman), Grosfeld and Perla. None of Messrs. Lynch, Grosfeld or Perla are or have been executive officers of the Company.

Report of the Compensation Committee of the Board of Trustees

         For the fiscal year ended December 31, 2004, all matters concerning executive compensation for the Chief Executive Officer and other executive officers were considered and acted upon by the Compensation Committee of the Board of Trustees.

         Compensation Philosophy. The Company's compensation program for executive officers is based upon a desire to achieve both its short-term and long-term business goals and strategies with a view to enhancing shareholder value. To achieve its goals, the Company recognizes that it must adopt a compensation program which will attract, retain and motivate qualified and experienced executive officers, and that its compensation program should align the financial interests of its executive officers with those of its Shareholders.

         Compensation of Executive Officers (other than the Chief Executive Officer). In approving the annual salary for the executive officers of the Company (other than the Chief Executive Officer) for 2004, the Compensation Committee considered several factors, including the scope of the individual's responsibilities, competitive payment practices, the historical financial results of the Company and the anticipated financial performance of the Company. The compensation determination for each individual was largely subjective and no specific weight was given to any particular factor. In addition to their base salaries, these executive officers of the Company receive discretionary bonuses tied to the overall performance of the Company and their individual performances. In this regard, the Compensation Committee established specific performance goals for the payment of discretionary bonuses which are based on the per share growth in cash available for distributions and total annual Shareholder return, and also considered the results of a compensation study prepared for the Company by an independent outside compensation consulting firm (as described further below).

         Compensation of Chief Executive Officer. As with the other executive officers, the Compensation Committee determined the annual salary for the Chief Executive Officer based upon a number of factors and criteria, including the historical financial results of the Company, the anticipated financial performance of the Company and the requirements of such Chief Executive Officer. The compensation determination for the Chief Executive Officer was largely subjective, and no specific weight was given to any particular factor. The Chief Executive Officer of the Company is also eligible to receive discretionary bonuses tied to the overall performance of the Company and his individual performance. The Compensation Committee has established specific performance goals for the payment of discretionary bonuses which are the same as for the other executive officers of the Company, and also considered the results of a compensation study prepared for the Company by an independent outside compensation consulting firm (as described further below).

         1998 Share Option Plan and 2002 Equity-Based Award Plan. The Company had traditionally provided its executive officers with the opportunity to acquire significant equity stakes in its growth and prosperity through the grant of Common Share options. Based in part on the results of a compensation study prepared for the Company by an independent outside compensation consulting firm, the Compensation Committee determined that it is in the Company's best interest to cease granting options to its executive officers under its existing plans (the 1998 Share Option Plan and the 2002 Equity-Based Award Plan) effective January 1, 2003. However, other forms of compensation, including Common Share awards which are subject to a vesting schedule, may be and have been granted to the Company's executive officers under the 2002 Equity-Based Award Plan and the 1998 Share Option Plan.

         Compensation Study. In 2004, the Compensation Committee retained the services of an independent outside compensation consulting firm to review the Company's existing executive compensation program and to develop recommendations for bonuses in respect of 2004 and salary and long-term incentive programs for 2005.



                                 Compensation Committee of the Board of Trustees

                                          Kevin W. Lynch, Chairman
                                          James Grosfeld
                                          Stanley R. Perla

                                 PROPOSAL NO. 2

            ARTICLES OF AMENDMENT TO LEXINGTON'S DECLARATION OF TRUST

    The Board of Trustees of the Company unanimously recommends that the Shareholders approve the proposal to amend the Company's Declaration of Trust to increase the number of authorized Common Shares and excess shares which the Company has authority to issue from 80,000,000 Common Shares and 40,000,000 excess shares to 160,000,000 Common Shares and 170,000,000 excess shares. For a complete description of the proposed amendment, you are encouraged to read the complete text of the Articles of Amendment, a copy of which is attached as Annex A to this Proxy Statement.

    As of April 11, 2005, which was the latest practicable date prior to the printing of this Proxy Statement, the Company had approximately 10.16 million Common Shares authorized and unissued, taking into account the number of shares that (i) were issued and outstanding as of that date, (ii) are issuable by the Company upon the exercise of outstanding Common Share options or upon conversion of outstanding securities convertible into Common Shares, including the Company's Series C Cumulative Convertible Preferred Shares and units of limited partnership of the Company's operating partnership subsidiaries, (iii) are issuable by the Company upon the conversions by the Company's applicable joint venture partner of interests in Lexington Acquiport Company, LLC, or LAC, one of the Company's joint ventures, and (iv) have been repurchased by the Company. In addition to LAC, the Company has three other joint ventures where each joint venture partner has the right to convert its interest in the applicable joint venture into Common Shares of the Company.

    The Board of Trustees believes that it is important to have a sufficient number of authorized but unissued shares available to provide for future raises of capital, for use in connection with acquisitions and for other general business purposes. Raising the number of authorized shares will provide the Company with the flexibility to provide for such circumstances.


    The Board of Trustees also recommends a corresponding increase in the number of excess shares in order to ensure compliance with the ownership limits in the Company's Declaration of Trust necessary to maintain its status as a real estate investment trust. In the event that any shareholder acquires common or preferred shares in excess of the ownership limit, the proposed increase would ensure that the Company could issue a sufficient number of excess shares necessary to comply with these restrictions.

    Further issuances of Common Shares could have a dilutive effect on Shareholders' voting and economic interests in the Company. Furthermore, issuance of newly authorized shares could be used by the Board of Trustees to delay or hinder a hostile acquisition proposal.

    The submission of this proposal is not part of any plan by the Company's Board of Trustees or management to engage in any transaction which would require the approval of this proposed increase.

    Approval of the Articles of Amendment to the Company's Declaration of Trust to increase the number of authorized Common Shares and excess shares requires the affirmative vote of the holders of a majority of the shares entitled to vote thereon by person or by proxy at the Meeting. As a result, any shares not affirmatively voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against Proposal No. 2.

    The Board of Trustees recommends that Shareholders vote FOR Proposal No. 2.

Performance Graph

         The graph and table set forth below compare the cumulative total Shareholder return on the Company's Common Shares for the period of December 31, 1999 through December 31, 2004 with the NAREIT Equity REIT Total Return Index, (which includes all tax-qualified equity REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System), the Russell 2000 Index and the S&P 500 Index for the same period. The graph and table assume an investment of $100 in the Common Shares and in each index on December 31, 1999 (and the reinvestment of all dividends).

            THE PERIOD OF DECEMBER 31, 1999 THROUGH DECEMBER 31, 2004

                                [OBJECT OMITTED]


---------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

Company/Index Name                  12/31/99    12/31/00     12/31/01    12/31/02    12/31/03    12/31/04
---------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
Lexington Corporate Properties
Trust                                 $100.00      $143.49     $206.36     $230.34     $315.47     $377.95
---------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
NAREIT Equity REIT Total Return
Index                                 $100.00      $126.37     $143.97     $149.47     $204.98     $269.71
---------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
Russell 2000 Index                    $100.00       $95.80      $96.78      $75.90     $110.33     $129.09
---------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
S&P 500 Index                         $100.00       $89.86      $78.14      $59.88      $75.68      $82.49
---------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

                                  OTHER MATTERS

         The Board of Trustees is not aware of any business to come before the Annual Meeting other than the election of trustees and the proposal to approve and adopt the Articles of Amendment to the Company's Declaration of Trust to increase the number of authorized Common Shares and excess shares. However, if any other matters should properly come before the Annual Meeting, including matters relating to the conduct of the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

         APPOINTMENT OF PUBLICLY REGISTERED INDEPENDENT ACCOUNTING FIRM

         Independent Registered Public Accounting Firm, KPMG LLP, was engaged to perform the annual audit of the consolidated financial statements of the Company for the calendar year ended December 31, 2004. There are no affiliations between the Company and its partners, associates or employees, other than as pertaining to its engagement as independent registered public accounting firm for the Company. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

         The Audit Committee of the Board of Trustees will submit its recommendation with respect to the engagement of independent public accounting firm for the year ending December 31, 2005 at the meeting of the full Board of Trustees, which is expected to take place during the Company's second fiscal quarter. KPMG LLP has been the Company's independent public accountanting firm since 1993.

         The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for each of 2004 and 2003, and fees billed for other services rendered by KPMG LLP.

                                              2004                  2003
                                              ----                  ----

Audit fees                                 $  909,444            $  136,000
Audit - related fees                          215,069 (1)           142,044 (2)
                                           ----------            ----------
     Total audit and audit related fees    $1,124,513               278,044

Tax fees (3)                               $  152,500            $   87,000
All other fees                             $   12,629 (4)        $    1,461 (5)
                                           ----------            ----------
     Total fees                            $1,289,642            $  366,505
                                           ==========            ==========

------------------

    (1) 2004 audit - related fees include services rendered relating to the Company's 2004 Common Share and Preferred Share offerings and audits of joint ventures.

    (2) 2003 audit - related fees include services rendered relating to the Company's 2003 and 2002 Common Share and Preferred Share offerings.

    (3) Tax fees consisted of fees for tax compliance services and tax preparation.

    (4) Relates to (i) $1,629 for a licensing fee paid by the Company to KPMG for accounting research software and (ii) $11,000 for tax.

    (5) Relates to a licensing fee paid by the Company to KPMG for accounting research software.

------------------

         The Audit Committee has determined that the non-audit services provided by the independent registered public accounting firm are compatible with maintaining the accountants' independence.


         The Audit Committee of the Board of Trustees must pre-approve the audit and non-audit services performed by the Company's independent auditor, and has adopted appropriate policies in this regard. With regard to fees, annually, the independent auditor provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the fiscal year. Upon the Audit Committee's acceptance of and agreement to the engagement letter, the services within the scope of the proposed audit services are deemed pre-approved pursuant to this policy. The Audit Committee must pre-approve any change in the scope of the audit services to be performed by the independent auditor and any change in fees relating to any such change. Specific audit-related services and tax services are pre-approved by the Audit Committee, subject to limitation on the dollar amount of such fees, which dollar amount is established annually by the Audit Committee. Services not specifically identified and described within the categories of audit services, audit-related services and tax services must be expressly pre-approved by the Audit Committee prior to the Company engaging any such services, regardless of the amount of the fees involved. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate to management its responsibilities to pre-approve services to be performed by the Company's independent auditor.



                                  MISCELLANEOUS

         The cost of solicitation of proxies will be borne by the Company. The Company has retained Mellon Investor Services, LLC, an outside proxy solicitation firm, in connection with the Annual Meeting and will pay $9,500 for its services. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Shares. In addition to solicitations by mail, trustees, officers and regular employees of the Company may solicit proxies personally or by telegraph, telephone facsimile, email or other similar means without additional compensation.



                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any Shareholder proposal to take action at such meeting must be received at the principal executive office of the Company located at One Penn Plaza, Suite 4015, New York, New York 10119-4015, no later than December 18, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO     Please                   ___
DIRECTION IS INDICATED, WILL BE VOTED "FOR"        Mark Here for Address   |   |
THE PROPOSALS.                                     Change or Comments      |   |
                                                                           |___|
                                                   SEE REVERSE SIDE
ITEM 1. ELECTION OF TRUSTEES

Nominees:                                     WITHHELD
                                FOR            FOR ALL
01 E. Robert Roskind
02 Richard J. Rouse             ___              ___
03 T. Wilson Eglin             |   |            |   |
04 Geoffrey Dohrmann           |   |            |   |
05 Carl D. Glickman            |___|            |___|
06 James Grosfeld
07 Kevin W. Lynch
08 Stanley R. Perla
09 Seth M. Zachary

Withheld for the nominees you list below: (Write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------
ITEM 2. TO APPROVE AN AMENDMENT TO THE COMPANY'S DECLARATION OF TRUST TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES AND EXCESS SHARES.

                  FOR           AGAINST           ABSTAIN

                  ___              ___               ___
                 |   |            |   |             |   |
                 |   |            |   |             |   |
                 |___|            |___|             |___|


ITEM 3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE 2005 ANNUAL MEETING.

                  FOR           AGAINST           ABSTAIN

                  ___              ___               ___
                 |   |            |   |             |   |
                 |   |            |   |             |   |
                 |___|            |___|             |___|


Choose MLinksm for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect(r) at www.melloninvestor.com/isd where step-by step instructions will prompt you through enrollment.


Signature: ______________             Signature:  ______________   Date: _______

NOTE: Please sign as name appears heron. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                      Vote by Internet or Telephone or Mail
                          24 Hours a Day, 7 Days a Week

    Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

----------------------------------       -----------------------       ---------------------------
              Internet                          Telephone                         Mail
  http://www.proxyvoting.com/lxp             1-866-540-5760
                                                                       Mark, sign and date your
Use the Internet to vote your            Use any touch-tone            proxy card and return it
proxy.  Have your proxy card in     OR   telephone to vote your   OR   in the enclosed
hand when you access the web site.       proxy.  Have our proxy        postage-paid envelope.
                                         card in hand when you
                                         call.
----------------------------------       -----------------------       ---------------------------


               If you vote your proxy by Internet or by telephone,
                  you do NOT need to mail back your proxy card.

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
                      LEXINGTON CORPORATE PROPERTIES TRUST

The undersigned hereby appoints Patrick Carroll and Paul R. Wood, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Lexington Corporate Properties Trust which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Trust to be held May 24, 2005 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

        (Continued and to be marked, dated and signed, on the other side)

 ---------------------------------------------------------------------------
  Address Change/Comments (Mark the corresponding box on the reverse side)
 ---------------------------------------------------------------------------




 ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


You can now access your Lexington Corporate Properties Trust account online.

Access your Lexington Corporate Properties Trust shareholder/stockholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, Transfer Agent for Lexington Corporate Properties Trust, now makes it easy and convenient to get current information on your shareholder account.

      o    View account status           o    View payment history for dividends
      o    View certificate history      o    Make address changes
      o    View book-entry information   o    Obtain a duplicate 1099 tax form
      o    Establish/change your PIN

              Visit us on the web at http://www.melloninvestor.com

                       Call 1-877-978-7778 between 9am-7pm
                           Monday-Friday Eastern Time

                                     ANNEX A


                      LEXINGTON CORPORATE PROPERTIES TRUST

                              ARTICLES OF AMENDMENT
                                     OF THE
                              DECLARATION OF TRUST

                                  May __, 2005


         Lexington Corporate Properties Trust, a Maryland statutory real estate investment trust having its principal office in Baltimore City, Maryland (the "Trust"), hereby certifies to the State of Maryland Department of Assessments and Taxation that:

         FIRST: The Trust desires to amend its Declaration of Trust as currently in effect (the "Declaration of Trust").

         SECOND: The Declaration of Trust is hereby amended by replacing Article SIXTH (a) with the following:

                           "(a)  The  total  number  of  shares  of   beneficial
interest of all classes which the Trust has authority to issue is 340,000,000 shares of beneficial interest (par value $.0001 per share), of which 160,000,000 shares are classified as "Common Stock," 170,000,000 shares are classified as "Excess Stock" and 10,000,000 shares are classified as "Preferred Stock" (of which 3,160,000 shares are classified as "8.05% Series B Cumulative Redeemable Preferred Stock" ("Series B Preferred") and 3,100,000 shares are classified as "6.50% Series C Cumulative Convertible Preferred Stock" ("Series C Preferred")). The Board of Trustees may classify and reclassify any unissued shares of beneficial interest by setting or changing, in any one or more respects, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of beneficial interest."

         THIRD:            (a) As of immediately before the above amendment, the
total number of shares of beneficial interest of all classes which the Trust had authority to issue were 130,000,000 shares (par value $.0001 per share), of which 80,000,000 shares were classified as "Common Stock," 40,000,000 shares were classified as "Excess Stock" and 10,000,000 shares were classified as "Preferred Stock" (of which 3,160,000 shares were classified as Series B Preferred and 3,100,000 shares were classified as Series C Preferred).

                           (b)  As  amended,  the  total  number  of  shares  of
beneficial interest of all classes which the Trust has authority to issue is 340,000,000 shares (par value $.0001 per share), of which 160,000,000 shares are classified as "Common Stock," 170,000,000 shares are classified as "Excess
Stock" and 10,000,000 shares are classified as "Preferred Stock" (of which 3,160,000 shares are classified as Series B Preferred and 3,100,000 shares are classified as Series C Preferred).

                           (c)  The  aggregate  par  value  of  all  shares  was
$13,000 before the above amendment and is $34,000 as amended.

                           (d) The shares of  beneficial  interest  of the Trust
are divided into classes but the descriptions of each class of beneficial interest of the Trust are not changed by the amendment.

         FOURTH:           The Board of Trustees,  at a board  meeting duly held
on March 15, 2005, unanimously approved the above amendment, adopted a resolution which sets forth the above amendment to the Declaration of Trust, and declared that said amendment was advisable. Notice having been duly given to the shareholders, the above amendment was approved by the holders of record of a majority of all outstanding shares of beneficial interest of the

Trust entitled to vote on the above amendment at an annual meeting of the shareholders of the Trust held on May ___, 2005.


         IN WITNESS WHEREOF, Lexington Corporate Properties Trust has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary as of the date first above written.


WITNESS:                                             LEXINGTON CORPORATE
                                                     PROPERTIES TRUST



____________________________                      By: __________________________
Paul R. Wood                                                 T. Wilson Eglin
Secretary                                                    President



         THE UNDERSIGNED, T. Wilson Eglin, President of Lexington Corporate Properties Trust, who executed on behalf of the Trust the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Trust the foregoing Articles of Amendment to be the act of said Trust and hereby certifies that to the best of his knowledge, information, and belief that matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.




                                                      __________________________
                                                      T. Wilson Eglin
                                                      President


                                       A-2